AMENDMENT NO. 2 TO MENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT



        BY THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ('Amendment') dated as of November 21, 1995, PATTEN CORPORATION, a Massachusetts corporation ('Borrower'), and FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation), a Delaware corporation ('Lender'), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby confirm and agree as follows:



                             ARTICLE 1 INTRODUCTION

     1.1  Borrower  and Lender  previously  entered into an Amended and Restated
Loan and Security Agreement dated as of December 14, 1994, as amended by Amendment No. 1 to Loan and Security Agreement dated as of April 12, 1995 (as so amended 'Loan Agreement') relating to a construction loan in a maximum aggregate principal amount not to exceed $3,100,000.00 and a revolving line of credit loan in a maximum principal amount not to exceed $5,000,000.00 at any time.



     1.2 Borrower and Lender wish to amend the Loan Agreement, all as more fully provided below.



                                    ARTICLE 2
                                    AGREEMENT

     2.1 Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement.



     2.2 The Loan Agreement is amended as follows:

        (a)   Paragraph 1.39 is deleted in its entirety and the



following is inserted in its place:



     1.39 "Discount Rate": twelve and nine-tenths percent (12.9%).



     (b) Paragraph 1.56 is deleted in its entirety and the following inserted in its place:



     1.56 'Maximum Receivables Loan Amount": subject to the provisions of paragraph 2.5 pertaining to the increase of the Maximum Receivables Loan Amount, Twelve Million Dollars ($12,000,000).

     (c) Paragraph 1.79 is deleted in its entirety and the following inserted in its place:





     1.79 "Receivables Loan Borrowing Term': subject to the provisions of paragraph 2.6 pertaining to an extension of the Receivables Loan Borrowing Term, the period of time commencing on the date of this Agreement and ending on May 30, 1997.



     (d) Paragraph 2.1(c) is deleted in its entirety and the following inserted in its place:



     (c) Limitation on Total Amount of Advances. Lender shall have no obligation to make an Advance if after giving effect to the Advance the sum of (i) the unpaid principal balances of the Construction Loan and the Receivables Loan,
(ii) the committed and undisbursed portion of the Construction Loan, and (iii) the Uncovered Cost of the Work for all Phases for which Borrower has requested a Work-Related Advance exceeds the Maximum Receivables Loan Amount.



     (e) The following is added as a new paragraph 2.5:

     2.5 Increase to Maximum Receivables Loan Amount. Borrower shall be entitled an increase ('Increase") of the Maximum Receivables Loan Amount from Twelve Million Dollars ($12,000,000) to Twenty Million Dollars ($20,000,000) subject to the following terms and conditions: (a) within a period ('Increase Notice Period") which is at least forty-five (45), but not more than ninety (90), days prior to requesting the first Receivables Loan Advance which would cause the outstanding principal balance of the Receivables Loan to exceed Twelve Mi11ion Dol1ars ($12,000,000.00), Borrower shall have given Lender notice of its intention to do so and submitted to Lender a written request for an increase to the Maximum Receivables Loan Amount from Twelve Million Dollars ($12,000,000) to Twenty Million Dollars ($20,000,000); (b) within the Increase Notice Period, Borrower shall have delivered to Lender (or at Lender's option, Lender shall have obtained) such items as Lender may reasonably require (including, without limitation, current searches, credit bureau reports and financial statements with respect to Borrower, PRFC and the Project and opinions in form and from counsel to Borrower satisfactory to Lender) in order to determine whether the conditions set forth in paragraphs 4.lF(a) (d), inclusive, continue to be satisfied; (c) within the Increase Notice Period, Lender shall have received such documents which have been executed by Borrower, PRFC and/or third parties as Lender may reasonably require to evidence and secure the Increase, and such documents shall have been recorded and/or filed as Lender may reasonably require; (d) within the Increase Notice Period, Lender shall have received evidence that all intangible taxes required to be paid with respect to the Receivables Loan, as increased, have been paid; and (e) the Receivables Loan Borrowing Term shall not have expired. The items required pursuant to the terms of the preceding sentence will be provided at Borrower's expense. Borrower will pay to Lender a fee ("Receivables Loan Increase Fee') in connection with the increase, as follows: Forty Thousand Dollars ($40,000) of the Receivables Loan Increase Fee shall be due and payable when the first Receivables Loan Advance is made which causes the unpaid principal balance of the Receivables Loan to exceed Twelve Million Dollars ($12,000,000); and the balance of the Receivables Loan Increase Fee shall be due and payable when the first Receivables Loan Advance is made which causes the unpaid principal balance of the Receivables Loan to exceed Sixteen Million Dollars ($16,000,000).



     2.6 Extension of Receivables Loan Borrowing Term. Borrower shall be entitled to a single extension of the expiration date of the Receivables Loan Borrowing Term until November 30, 1998, upon the following terms and conditions:
(a) within a period ("Extension Option Period') which is at least thirty (30), but not more than ninety (90), days prior to the expiration of the Receivables Loan Borrowing Term, Borrower shall have given Lender notice of its intention to do so; (b) Borrower shall have delivered to Lender (or at Lender's option, Lender shall have obtained) such items as Lender may reasonably require (including, without limitation, current searches, credit bureau reports and financial statements with respect to Borrower, PRFC and the Project and opinions in form and from counsel to Borrower satisfactory to Lender) in order to determine whether the conditions set forth in paragraphs 4.lF(a) (d), inclusive, continues to be satisfied; (c) within the Extension Option Period, Lender shall have documents executed by Borrower, PRFC and/or third parties as Lender may reasonably require to evidence and secure the extension, and such documents shall have been recorded and/or filed as Lender may reasonably require; (d) Lender shall have received certified copies of all documents (other than advertising materials in compliance with applicable laws) which have been or are then being used in connection with the sale of Time-Share Interests and all public reports/offering statements/prospectuses required by law to be utilized in those jurisdictions where it has sold or is then selling Time-Share Interests or has offered or is then offering them for sale; (e) Lender has received all certified copies of all material changes made since January 18, 1994, to the documents (other than advertising materials in compliance with applicable laws) used in connection with the sale of Time-Share Interests and/or the governance of the Project, and copies of all public reports/offering statements/prospectuses required by law to be utilized in those jurisdictions where it is currently selling Time-Share Interests or offering them for sale; and (f) Lender has received evidence that Borrower has been registered and maintained all necessary licenses and permits as required by applicable law in all jurisdictions where it has sold or offered Time-Share Interests for sale since November 1, 1995. All items required pursuant to the terms of the preceding sentence will be provided at Borrower's expense.



     2.3 Borrower will pay to Lender a fee in the amount of Seventy Thousand And No/100 Dollars ($70,000.00) for the renewal and increase of the Receivables Loan to Twelve Million Dollars ($12,000,000), which fee shall be due and payable at the time of the first Receivables Loan Advance on or after the date hereof, but not later than December 15, 1995.



     2.4 Borrower will on demand pay, or at Lender's election, reimburse Lender for Lender's reasonable attorneys' fees and other reasonable out-of-pocket expenses in connection with the documentation of this Amendment.



     2.5 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Loan Agreement. Borrower represents and warrants to Lender that since December 14, 1994, except for any changes delivered to Lender pursuant to paragraph 2.7(c) and any changes to advertising materials in conformance with applicable law, there have been no material changes to the documents used in connection with the sale of Time-Share Interests or in the governance of the Project. Borrower further acknowledges that Lender has performed and is not in default of its obligations under the Documents and the Other Loan Documents and that there are no offsets, defenses or counterclaims with respect to any of Borrower's Obligations under the Documents.



     2.6 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith, including, without limitation, amendments to recorded and filed security documents and financing statements (collectively, 'Modification Documents').



     2.7 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied on or before December 15, 1995:



     (a) Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:



     (i) a resolution or certificate from Borrower authorizing (A) the execution and delivery of this Amendment and the other Modification Documents and (B)

the transaction contemplated hereby;


     (ii) a resolution from PRFC authorizing (A) the execution and delivery of the Modification Documents required by this Amendment to be executed by it and
(B) the performance of its obligations under those documents;



     (iii) an Amended and Restated Receivables Loan Promissory Note in form and substance identical to Exhibit A;



     (iv) an 'Amendment to Construction Deed of Trust" in form and substance identical to Exhibit B;



     (v)  such   amendments  to  Documents  as  Lender  may  deem  necessary  or appropriate as a result of the modification of the Loans;



     (vi ) an opinion from counsel to Borrower and PRFC as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender; and



     (vii) such other items as Lender may reasonably require.



     (b) Lender has received any Fees due upon execution of this Agreement.



     (c) Lender has received and approved the following in its sole and absolute discretion:



     (i) results of due diligence searches to be performed with respect to Borrower, PRFC and the Project, which due diligence shall include, but not be limited to, Dun and Bradstreet reports on Borrower and PRFC, and updated lien, litigation, judgment and bankruptcy searches for Borrower and PRFC;



     (ii) (A) certified copies of all documents (other than advertising materials in compliance with applicable laws) which have been or are being used in connection with the sale of Time-Share Interests and all public reports/of offering statements/prospectuses required by 1aw to be utilized in those jurisdictions where it is has sold or is currently selling Time-Share Interests or has offered or is currently offering them for sale; and (B) certified copies of all material changes (other than advertising materials in compliance with applicable laws) made since January 18, 1994, to the documents used in connection with the sale of Time-Share Interests and/or the governance of the Project; and

     (iii)  evidence  that  Borrower  has been  registered  and  maintained  all necessary licenses and permits as required by applicable law in all jurisdictions where it has sold or offered Time-Share Interests for sale since February 18, 1994.



     (d) PRFC shall have executed the Consent attached hereto;

     (e) Lender shall have received non-disturbance agreements from any and all creditors of Borrower having a lien on Resort common areas and any and all persons benefitting from an encumbrance on Resort common areas, which agreements Lender may deem necessary or appropriate to ensure the continued uninterrupted use of the Resorts common areas by owners of TimeShare Interests.



     (f) Lender shall have received such satisfactory evidence, if any, as it may require, if any, regarding the satisfactory condition of environmental status of the Resort (it being Lender's intent to require only an updated records check if the results of that records check are satisfactory).



     (g) Lender shall have received satisfactory evidence that all required Tennessee intangibles taxes have been paid in connection with this Amendment and the other Modification Documents.



     2.8 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.



     2.9 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provisions in every other respect and of the remaining provisions of this Amendment shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.



     2.10 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.



     2.11 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.




     2.12 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.







IN WITNESS WHEREOF this instrument is executed as of the date set forth



BORROWER:



LENDER:



PATTEN    CORPORATION,    a   Massachusetts
corporation



By




Federal EIN:  O-0300793



FINOVA CAPITAL CORPORATION, a
Delaware corporation





By:

Title



Title:





                                     CONSENT

         By executing this Consent, the undersigned PATTEN RECEIVABLES FINANCE CORPORATION VI acknowledges to FINOVA CAPITAL CORPORATION (fka Greyhound Financial Corporation) ('Lender') its consent to the foregoing Amendment No. 2 to Amended and Restated Loan and Security Agreement ('Amendment'); that such Amendment shall not impair any of its obligations to FINOVA Capital Corporation; that obligations of Patten Corporation ('Patten') to Lender, as modified by the Amendment or as may be increased in the future, shall remain fully crossdefaulted with the obligations of the undersigned under that Amended and Restated Loan and Security Agreement dated as of January 9, 1990, as amended, to which the undersigned and Lender are parties ("PRFC VI Loan Agreement'): and that all collateral now or hereafter given as security for the obligations of the undersigned under the PRFC VI Loan Agreement shall be security for all obligations of Patten to Lender, as modified by the Amendment.



PATTEN RECEIVABLES FINANCE CORPORATION VI



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